UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

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of the Securities Exchange Act of 1934

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Definitive information statement

NORTHERN LIGHTS FUND TRUST
(Name of Registrant as Specified in Its Charter)

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CMG CAPITAL MANAGEMENT GROUP, INC.

150 N. Radnor-Chester Road, Suite A150

Radnor, PA 19087

Phone: (610) 989-9090 Fax: (610) 989-9092

November [   ], 2010

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the appointment of new investment sub-advisers to the CMG Absolute Return Strategies Fund (the “Fund”), a series of the Northern Lights Fund Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Fund Trust has selected Howard Capital Management, Inc. (“HCM”) and American Independence Financial Services, LLC (“AIFS”) as new investment sub-advisers to the Fund and has approved a sub-advisory agreement with each of HCM and AIFS on substantially identical terms as the prior sub-advisory agreements.

As always, please feel free to call us at 1-866-CMG-9456 with any questions you may have.

Sincerely,

Stephen Blumenthal

President

CMG Capital Management Group, Inc.

NORTHERN LIGHTS FUND TRUST

CMG Absolute Return Strategies Fund

November [   ], 2010

4020 South 14th Street

Omaha, NE 68137

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the CMG Absolute Return Strategies Fund (the “Fund”), a series of Northern Lights Fund Trust (“NLFT” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that NLFT received from the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2010. The Exemptive Order permits the Trust’s investment adviser, CMG Capital Management Group, Inc. (“CMG Capital” or the “Adviser”) to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of NLFT (the “Board of Trustees” or the “Board”), without obtaining shareholder approval. Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on March 25, 2010, the Board, including a majority of the Independent Trustees, considered and approved the termination of the sub-advisory agreement (the “Schreiner Sub-Advisory Agreement”) with Schreiner Capital Management, Inc. (“Schreiner”) and approved Howard Capital Management, Inc. (“HCM”) as the successor to Schreiner as a sub-adviser to the Fund.  The new sub-advisory agreement for the Fund with HCM (the “HCM Sub-Advisory Agreement”) was effective on August 9, 2010, when HCM began managing the Fund.

At a meeting held on September 22, 2010, the Board, including a majority of the Independent Trustees, considered and approved the termination of the sub-advisory agreement (the “Bandon Sub-Advisory Agreement” and together with the Schreiner Sub-Advisory Agreement, the “Prior Sub-Advisory Agreements”) with Bandon Capital Management, LLC (“Bandon”) and approved American Independence Financial Services, LLC (“AIFS”) as the successor to Bandon as a sub-adviser to the Fund. The new sub-advisory agreement for the Fund with AIFS (the “AIFS Sub-Advisory Agreement” and together with the HCM Sub-Advisory Agreement, the “New Sub-Advisory Agreements”) was effective on October 20, 2010, when AIFS began managing the Fund.

This Information Statement is being supplied to shareholders to fulfill the notice requirement and will be mailed on or about November 5, 2010 to the Fund’s shareholders of record as of October [   ], 2010 (the “Record Date”). This Information Statement describes new sub-advisory agreements for the Fund.  As of the Record Date, there were issued and outstanding [   ] Class A shares,  [   ] Class C shares and no Class I shares of the Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

The Northern Lights Fund Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed January 19, 2005, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment sub-advisers than the other series of the Trust.

The Adviser is located at 150 N. Radnor-Chester Road, Suite A150, Radnor, PA 19087. Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), CMG Capital, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements.  The Advisory Agreement was most recently approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 15, 2008.

As indicated above, the Adviser has obtained an exemptive order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval (the “Order”).  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser.  The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

At a meeting of the Board of Trustees held on March 25, 2010 (the “March Meeting”), the Board of Trustees voted to terminate the Schreiner Sub-Advisory Agreement and enter into the HCM Sub-Advisory Agreement based on the Board’s evaluation of the performance of Schreiner managing the assets of the Fund and the recommendation of CMG Capital. The effective date of the termination of the Schreiner Sub-Advisory Agreement was August 8, 2010.  The HCM Sub-Advisory Agreement took effect on August 9, 2010.

At a meeting of the Board of Trustees held on September 22, 2010 (the “September Meeting”), the Board of Trustees voted to terminate the Bandon Sub-Advisory Agreement and enter into the AIFS Sub-Advisory Agreement based on the Board’s evaluation of the performance of Bandon managing the assets of the Fund and the recommendation of CMG Capital. The effective date of the termination of the Bandon Sub-Advisory Agreement was October 19, 2010.  The AIFS Sub-Advisory Agreement took effect on October 20, 2010.

II.

PRIOR SUB-ADVISORY AGREEMENTS

Prior to August 9, 2010, Schreiner, located at 111 Summit Drive, Suite 100, Exton, PA 19341, acted as a sub-adviser to the Fund pursuant to the Schreiner Sub-Advisory Agreement.  Schreiner is a privately owned company. Mr. Roger Schreiner and Mr. Kevin Sareyka were primarily responsible for the day-to-day management of the Schreiner managed portion of the Fund until August 9, 2010.

Prior to October 20, 2010, Bandon, located at 317 SW Adler Street, Suite 1110, Portland, Oregon 97204, acted as a sub-adviser to the Fund pursuant to the Bandon Sub-Advisory Agreement.  Bandon is a privately owned company. Mr. William Woodruff was primarily responsible for the day-to-day management of the Bandon managed portion of the Fund until  October 20, 2010.

The Prior Sub-Advisory Agreements were each initially approved by the Board of Trustees on and dated as of February 27, 2009 for an initial two-year term.

Under the Advisory Agreement with CMG Capital, the Adviser receives a fixed fee paid monthly at a specified annual rate of the Fund’s average daily net assets, and the Adviser pays each sub-adviser a portion of its advisory fee.  Under the Prior Sub-Advisory Agreements, Schreiner and Bandon, respectively, were each entitled to a fee computed daily and paid monthly, calculated at an annual rate based on their respectively managed portion of the Fund’s average daily net assets.

For the fiscal year ended April 30, 2010, the Adviser earned advisory fees of $1,271,127, a portion of which was paid to each sub-adviser, including Schreiner and Bandon.

III.

NEW SUB-ADVISORY AGREEMENTS

At the March Meeting, the Board approved the hiring of HCM as a new sub-adviser to the Fund pursuant to the HCM Sub-Advisory Agreement by and among HCM, CMG Capital and the Trust.  At the September Meeting, the Board approved the hiring of AIFS as a new sub-adviser to the Fund pursuant to the AIFS Sub-Advisory Agreement by and among AIFS, CMG Capital and the Trust.  The New Sub-Advisory Agreements are the same in all substantive respects to the Prior Sub-Advisory Agreements, with the exception of the parties, the effective date, and the termination date.

As discussed above, as compensation for its services, the Fund pays the Adviser a fixed fee paid monthly at a specified annual rate of the Fund’s average daily net assets, and the Adviser separately pays each sub-adviser a fixed annual fee, calculated at an annual rate based on the sub-adviser’s managed portion of the Fund’s average daily net assets.  Such fee will be computed daily and paid monthly from the Adviser or the Trust.

Under the terms of the New Sub-Advisory Agreements, as was substantially the case under the Prior Sub-Advisory Agreements, HCM and AIFS, each as a sub-adviser to the Fund, will serve subject to the supervision of the Adviser and the Board of Trustees.  HCM and AIFS, each at its own expense, will furnish necessary investment and management facilities to conduct the investment activities of the Fund, and pay the salaries of its respective personnel.  In addition, under the New Sub-Advisory Agreements, as was substantially the case under the Prior Sub-Advisory Agreements: (a) the Adviser shall indemnify and hold harmless each of HCM and AIFS and their respective officers and directors and each person, if any, who controls HCM or AIFS within the meaning of the Securities Act of 1933, as amended (any and all such persons shall be referred to as an “Indemnified Party”), against any liability or expense (including reasonable attorneys’ fees incurred in connection therewith) arising by reason of any matter to which the respective New Sub-Advisory Agreement relates, except for liability by reason of willful misfeasance, bad faith, negligence, reckless disregard of its duties or violation of applicable law in the performance of the duties of such Indemnified Party or by reason of disregard of its obligations and duties under the New Sub-Advisory Agreement; (b) the Adviser shall not be liable with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon HCM or AIFS, as applicable, or such controlling persons; and (c) HCM and AIFS shall indemnify and hold harmless the Adviser and the Trust and each of their respective directors and officers and each person, if any, who controls the Adviser and the Trust against any liability or expense arising by reason of any matter to which the respective New Sub-Advisory Agreement relates, but only with respect to HCM’s or AIFS’ willful misfeasance, bad faith, negligence, reckless disregard of its duties or violation of applicable law in the performance of its duties under the respective New Sub-Advisory Agreement.

The New Sub-Advisory Agreements have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the respective New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The New Sub-Advisory Agreements terminate automatically in the event of their “assignment,” as defined under 1940 Act.

About HCM

HCM was founded in November 2000.  As of December 31, 2009, HCM advised accounts having assets of approximately $62.5 million.  HCM’s main office is located at 555 Sun Valley Drive, Suite B4, Roswell, GA 30076.  HCM currently manages over four hundred other portfolios, none of which is a registered investment company.  HCM is controlled by Vance Howard by virtue of his majority ownership of the corporation’s shares.

Below is the name and principal occupation of each officer, director or controlling entity of HCM as of March 25, 2010.  The business address of each person listed below is 555 Sun Valley Drive, Suite B4, Roswell, GA 30076.

Name	Title	Principal Occupation
Vance Howard	President	President, Research and Development, Howard Capital Management, Inc.
John Marion	Vice President	Vice President and Chief Compliance Officer, Howard Capital Management, Inc.
Karen Howard	Director of Operations	Chief Operating Officer, Howard Capital Management, Inc.

About AIFS

AIFS was founded in September 2004.  As of June 10, 2010, AIFS had approximately $1 billion in assets under management.  AIFS’s main office is located at 335 Madison Avenue, Mezz., New York, NY 10017.  AIFS currently manages twelve series of the American Independence Funds Trust, a registered investment company, in addition to the Fund.  AIFS is controlled by Arrivato Holdings, L.L.C. and Empowered RPNY, LLC, by virtue of their ownership each of at least 25% of the membership interests of AIFS.

Arrivato Holdings, LLC, a Delaware limited liability company, c/o National Corporate Research, Ltd., 615 South Dupont Hwy, Dover, Delaware 19901, is controlled by the founders of AIFS, John Joseph Pileggi and Eric Matthew Rubin, by virtue of their ownership each of at least 25% of the membership interests of the company.

Empowered RPNY, L.L.C., an Arizona limited liability company, 3200 N. Central Ave #2800, Phoenix, AZ 85012, is controlled by Empowered To Prosper, L.L.C., an Arizona limited liability, 5333 N. 7th Street, STE C-222, Phoenix, AZ 85014-2821, by virtue of its ownership of at least 25% of the membership interests of the company.  Empowered To Prosper, L.L.C. is controlled by the Anfernee D. Hardaway Family Trust, located at the same address, by virtue of its ownerships of at least 25% of the membership interests of the company.  The Anfernee D. Hardaway Family Trust is controlled by its Trustee, Anfernee D. Hardaway, with the same address.

Below is the name and principal occupation of the principal executive officer and each general partner and director of AIFS as of July 1, 2010.

Name	Principal Occupation	Address
John J. Pileggi	Managing Partner, AIFS	335 Madison Avenue, Mezzanine New York, NY 10017
Eric M. Rubin	President, AIFS	335 Madison Avenue, Mezzanine New York, NY 10017
Theresa Donovan	Chief Compliance Officer and Senior Director, AIFS	335 Madison Avenue, Mezzanine New York, NY 10017
Terry Starks	Partner, AIFS	2090 N Seventh Ave., Suite 201A New York, NY 10027
Keith P. Chutjian	Partner, AIFS	101 20th Street Miami Beach, FL 22129
Richard Edelman	Partner, AIFS	5333 N Seventh Street Phoenix, AZ 85014

AIFS is the investment adviser to the following series of the American Independence Funds Trust:

Fund	Advisory Fee	Size as of June 17, 2010
Stock Fund	1.00%	$99,809,674.50
International Equity Fund	0.81%	$83,363,353.73
Short-Term Bond Fund	0.40%	$128,234,984.89
Intermediate Bond Fund	0.40%	$36,090,057.10
Kansas Tax-Exempt Bond Fund	0.30%	$255,345,770.02
International Bond Fund	0.40%	$19,116,807.64
U.S. Inflation-Indexed Fund	0.40%	$115,568,399.08
Fusion Fund	1.40%	$8,311,350.89
Active Treasury Management Fund	0.40%	$10.00
Active Treasury Management Bull/Bear Fund	0.50%	$10.00
NestEgg 2010 Fund	0.60%	$18,103,856.41
NestEgg 2020 Fund	0.60%	$35,809,436.21
NestEgg 2030 Fund	0.60%	$28,002,183.76
NestEgg 2040 Fund	0.60%	$33,686,248.42
NestEgg 2050 Fund	0.60%	$570,176.85

AIFS is also the investment sub-adviser to the Rydex | SGI Long Short Interest Rate Strategy Fund.  That fund’s adviser receives an advisory fee of 0.75% of the average daily net assets of the fund and pays a portion of that fee to AIFS.

IV.

CURRENT AND PRO-FORMA FEE AND EXPENSE TABLES

The Fund’s fees and expenses are identical under the New Sub-Advisory Agreements to those under the Prior Sub-Advisory Agreements.  Therefore, the following table provides information about the Fund’s fees and expenses both under the Prior Sub-Advisory Agreements and under the New Sub-Advisory Agreements.

CMG Absolute Return Strategies Fund

Shareholder Fees (fees paid directly from your investment)	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.40%	1.00%	0.00%
Other Expenses (1)	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses(1) (2)	0.99%	0.99%	0.99%
Total Annual Fund Operating Expenses	3.66%	4.26%	3.26%

(1)

Based on estimated amounts for the Fund’s current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	Year 1	Year 3	Year 5	Year 10
Class A	$922	$1,631	$2,358	$4,265
Class C	$528	$1,292	$2,170	$4,421
Class I	$[ ]	$[ ]	$[ ]	$[ ]

V.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

(a)

Approval of HCM Sub-Advisory Agreement

In connection with its review and approval of the HCM Sub-Advisory Agreement at the March Meeting, the Board considered materials furnished by HCM and CMG Capital, including information about, but not limited to, HCM’s personnel, operations and financial condition.  The Trustees concluded that HCM has the ability to provide a level of service consistent with the Board’s expectations.

Nature, Quality and Extent of Service. As to the nature, quality and extent of the service to be provided by the HCM pursuant to the HCM Sub-Advisory Agreement, the Board noted the experience of the portfolio management and research personnel of HCM, including their experience in the investment field, education and industry credentials.  The Board then reviewed the capitalization of HCM based on financial statements provided by HCM in the Board materials and concluded that HCM was sufficiently well capitalized to meet its obligations to the Fund.  The Board also reviewed the presentation materials prepared by HCM detailing its investment process.  The Board also discussed HCM’s compliance structure and broker selection process and determined that HCM had adequate experience and expertise to manage the Fund in a manner desirable to the Board.

Performance. Because HCM was not yet advising the Fund, the Trustees could not consider its investment performance. However, the Board, including the Independent Trustees, considered HCM’s past performance with its existing accounts, as well as other factors relating to its track record. The Board concluded that HCM’s past performance was acceptable.

Fees and Expenses. The Board noted that the advisory fee and expense ratio for the Fund were not expected to change as a result of adding HCM as a subadviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there would be economies of scale with respect of the management of the Fund and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Board that based on the size of the Fund, economies of scale was not a relevant consideration.

Profitability. The Board, including the Independent Trustees, considered the anticipated profits to be realized by HCM and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by HCM from other activities related to the Fund. The Trustees concluded that HCM’s level of profitability from its relationship with CMG Capital would not be excessive.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the HCM Sub-Advisory Agreement. Having requested and received such information from HCM and CMG Capital as the Board believed to be reasonably necessary to evaluate the terms of the proposed HCM Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed sub-advisory arrangement was fair and reasonable and that approval of the HCM Sub-Advisory Agreement was in the best interests of NLFT and the shareholders of the Fund.

(b)

Approval of AIFS Sub-Advisory Agreement

In connection with its review and approval of the AIFS Sub-Advisory Agreement at the September Meeting, the Board considered materials furnished by AIFS and CMG Capital, including information about, but not limited to, AIFS’s personnel, operations and financial condition.

Nature, Quality and Extent of Service. As to the nature, quality and extent of the service to be provided by the AIFS pursuant to the AIFS Sub-Advisory Agreement, the Board noted AIFS currently serves as an adviser to the American Independence Funds and as a sub-adviser to the Rydex|SGI Long Short Interest Rate Strategy Fund.  The Board then reviewed the capitalization of AIFS based on financial statements provided by AIFS in the Board materials and concluded that AIFS was sufficiently well capitalized to meet its obligations to the Fund.

Performance. Because AIFS was not yet advising the Fund, the Trustees could not consider its investment performance. However, the Board, including the Independent Trustees, considered AIFS’s past performance with its existing AIFS Bull/Bear composite, which would mirror the strategy used for the Fund, as well as other factors relating to its track record. The Board concluded that AIFS’ past performance was acceptable.

Fees and Expenses. The Board noted that the advisory fee and expense ratio for the Fund were not expected to change as a result of adding AIFS as a subadviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there would be economies of scale with respect of the management of the Fund and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Board that based on the size of the Fund, economies of scale was not a relevant consideration.

Profitability. The Board, including the Independent Trustees, considered the anticipated profits to be realized by AIFS and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by AIFS from other activities related to the Fund. The Trustees concluded that AIFS’ level of profitability from its relationship with CMG Capital would not be excessive.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the AIFS Sub-Advisory Agreement. Having requested and received such information from AIFS and CMG Capital as the Board believed to be reasonably necessary to evaluate the terms of the proposed AIFS Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed sub-advisory arrangement was fair and reasonable and that approval of the AIFS Sub-Advisory Agreement was in the best interests of NLFT and the shareholders of the Fund.

VI.

OTHER MATTERS

The Trust is not aware of any shareholder who was the beneficial owner (i.e., possessing voting or investment power with respect to 5% or more of the outstanding shares of the Fund) as of [             ], 2010.  As of [            ], 2010, the Trustees and officers, individually and as a group, did not own any of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Fund’s annual report for the year ended April 30, 2010 to a shareholder upon request.  To obtain the Fund’s annual report, please contact the Fund by calling 1-866-CMG-9456 or by writing to CMG Absolute Return Strategies Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission.  During the fiscal year ending April 30, 2010, the following amounts were paid in commission to affiliated brokers:

Affiliated Broker	Nature of Relationship	Amount of Commissions	Percentage of Aggregate Brokerage Commissions
	[ ]	$[ ]	[ ]%
	[ ]	$[ ]	[ ]%

Principal Underwriter, Administrator and Custodian.  Northern Lights Distributors, LLC (the "Distributor") serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor.  The Distributor accrued $284,893 and $14,127 as compensation for distributing the Fund’s Class A and Class C shares, respectively, during the fiscal year ended April 30, 2010. Gemini Fund Services, LLC, which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund.  Fifth Third Bank serves as the Fund’s custodian.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Fund by calling 1-866-CMG-9456 or writing to CMG Absolute Return Strategies Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.  Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

Appendix A

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this 9th day of August, 2010, by and between CMG CAPITAL MANAGEMENT GROUP, INC. (the "Adviser"), a corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at located at 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087, and HOWARD CAPITAL MANAGEMENT, INC. (the “Sub-adviser”), a limited liability company registered under the Advisers Act, located at 555 Sunvalley Drive #84, Roswell, GA, 30076, with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 15th day of December, 2008, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-adviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Sub-adviser, and Sub-adviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.

Appointment as Sub-adviser.  The Adviser hereby appoints the Sub-adviser to act as investment adviser for and to manage all of the assets of each Fund (the “Sub-adviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Sub-adviser hereby accepts such appointment.  In such capacity, the Sub-adviser shall be responsible for the investment management of the Sub-adviser Assets.  It is recognized that the Sub-adviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.

Duties of Sub-adviser.

(a)

Investments.  The Sub-adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Sub-adviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Sub-adviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-adviser Assets.  The Adviser agrees to provide the Sub-adviser with such assistance as may be reasonably requested by the Sub-adviser in connection with the Sub-adviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Sub-adviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Sub-adviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Sub-adviser as to any act or omission of the Sub-adviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Sub-adviser is only obligated to comply with this subsection (b) with respect to the Sub-adviser Assets.  The Adviser timely will provide the Sub-adviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Sub-adviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Sub-adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Sub-adviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Sub-adviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Sub-adviser at least ten (10) business days prior to a calendar quarter end if the Sub-adviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Sub-adviser that the Sub-adviser Assets are not in compliance with such requirements noted above, the Sub-adviser will take prompt action to bring the Sub-adviser Assets back into compliance within the time permitted under the Code.

The Adviser shall perform quarterly compliance tests to ensure that each Fund is in compliance with the diversification provisions of Section 817 of the Code and the regulations thereunder.  In this regard, the Adviser acknowledges that the Sub-adviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with the diversification provisions of Section 817 and the regulations thereunder and that the Sub-adviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Sub-adviser no more than five(5) business days after the end of a calendar quarter if the Sub-adviser Assets are out of compliance with these diversification requirements.  If the Adviser notifies the Sub-adviser that the Sub-adviser Assets are not in compliance with such requirements noted above, the Sub-adviser will take prompt action to bring the Sub-adviser Assets back into compliance within the time permitted under the Code.

The Adviser will provide the Sub-adviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Sub-adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-adviser Assets consistent with such changes, provided that the Sub-adviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Sub-adviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Sub-adviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Sub-adviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Sub-adviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Sub-adviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)

Voting of Proxies.  The Adviser hereby delegates to the Sub-adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Sub-adviser Assets and authorizes the Sub-adviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Sub-adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Sub-adviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Sub-adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Sub-adviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Sub-adviser’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-adviser Assets.  The Sub-adviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)

Brokerage.  The Sub-adviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Sub-adviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Sub-adviser) or dealers

(collectively “Brokers”) as Sub-adviser may elect and negotiate commissions to be paid on such transactions.  The Sub-adviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Sub-adviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Sub-adviser.  In the selection of such Brokers and the placing of such orders, the Sub-adviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for each Fund the most favorable price and execution available, the Sub-adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Sub-adviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, the Trust, a Fund nor the Adviser shall instruct the Sub-adviser to place orders with any particular Broker(s) with respect to the Sub-adviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Sub-adviser, the Sub-adviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Sub-adviser an amount of commission for effecting a Sub-adviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Sub-adviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Sub-adviser in connection with the Sub-adviser’s services to other clients.

On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Sub-adviser Assets as well as other clients of the Sub-adviser, the Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner the Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Sub-adviser Assets.

(f)

Securities Transactions.  The Sub-adviser and any affiliated person of the Sub-adviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Sub-adviser or any affiliated person of the Sub-adviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Sub-adviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-adviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Sub-adviser and its Access Persons have complied with the Sub-adviser’s Code of Ethics with respect to the Sub-adviser Assets and (ii) identifying any violations which have occurred with respect to the Sub-adviser Assets.  The Sub-adviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)

Books and Records.  The Sub-adviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Sub-adviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Sub-adviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Sub-adviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Sub-adviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)

Information Concerning Sub-adviser Assets and Sub-adviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Sub-adviser will furnish the requesting party reports on portfolio transactions and reports on the Sub-adviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Sub-adviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-adviser Assets, any changes in the ownership or management of the Sub-adviser, or of material changes in the control of the Sub-adviser.  Upon the Trust’s or the Adviser’s reasonable request, the Sub-adviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Sub-adviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Sub-adviser will also provide such information or perform such additional acts with respect to the Sub-adviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)

Custody Arrangements.  The Trust or the Adviser shall notify the Sub-adviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Sub-adviser Assets and shall give the Sub-adviser written notice of any changes in such custodian banks or custody arrangements.  The Sub-adviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Sub-adviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Sub-adviser with respect to the Sub-adviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Sub-adviser with all operational information necessary for the Sub-adviser to trade the Sub-adviser Assets on behalf of each Fund.  The Sub-adviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Sub-adviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.

Independent Contractor.  In the performance of its services hereunder, the Sub-adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.

Expenses.  During the term of this Agreement, Sub-adviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Sub-adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Sub-adviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Sub-adviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Sub-adviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Sub-adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Sub-adviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Sub-adviser on behalf of a Fund or the Adviser.  The Sub-adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Investment Analysis and Commentary.  The Sub-adviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-adviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Sub-adviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Sub-adviser will co-author a white paper covering the investment strategy of each Fund.  The co-authored white paper will be completed at a mutually agreed upon deadline, and will be updated as needed should the investment strategy of a Fund materially change.

6.

Compensation.  For the services provided pursuant to this Agreement, the Sub-adviser is entitled to an annual fee equal to the amounts described in Exhibit A attached hereto.  Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Sub-adviser Assets’ average daily net assets.

The method of determining the net asset value of the Sub-adviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.

Representations and Warranties of Sub-adviser.  The Sub-adviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Sub-adviser is registered as an investment adviser under the Advisers Act;

(b)

The Sub-adviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Sub-adviser of this Agreement are within the Sub-adviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-adviser for execution, delivery and performance by the Sub-adviser of this Agreement, and the execution, delivery and performance by the Sub-adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Sub-adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-adviser; and

(d)

The Form ADV of the Sub-adviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Sub-adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

8.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Sub-adviser as follows:

(a)

The Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser provided to the Sub-adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Sub-adviser’s Form ADV prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a sub-adviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement.

9.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-adviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10.

Liability and Indemnification.

(a)

Liability.  The Sub-adviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-adviser or a reckless disregard of its duties hereunder, the Sub-adviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Sub-adviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Sub-adviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Sub-adviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Sub-adviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Sub-adviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)

Indemnification.  The Sub-adviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Sub-adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Sub-adviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Sub-adviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)

The Sub-adviser shall not be liable to the Adviser for acts of the Sub-adviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Sub-adviser upon reasonable request.

11.

Duration and Termination.

(a)

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Sub-adviser;

(ii)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)

By the Sub-adviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

12.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-adviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

13.

Reference to Adviser and Sub-adviser.

(a)

The Sub-adviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Sub-adviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Sub-adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Sub-adviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Sub-adviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-adviser.  Approval shall not be unreasonably withheld by the Sub-adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-adviser may be used by the Adviser without obtaining the Sub-adviser’s consent unless such consent is withdrawn in writing by the Sub-adviser.

(b)

Neither the Sub-adviser nor any Affiliate or agent of Sub-adviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Sub-adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Sub-adviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Sub-adviser to satisfy the foregoing obligation.

14.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Sub-adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Sub-adviser, the Adviser and the Funds in respect thereof; except to the extent:

(a)

Authorized.  The Adviser or the Trust has authorized such disclosure;

(b)

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

Already Known.  Such information already was known by the party prior to the date hereof;

(e)

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

Independently Developed.  The party independently developed such information.

In addition, the Sub-adviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Sub-adviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

16.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Sub-adviser: Name: R. Vance Howard Title: President Address: 555 Sunvalley Drive, #84 Roswell, GA 30076 Phone: (770) 642-4902 Fax: (770) 642-4906 Email: vance@howardcm.com	(b) If to the Adviser: Name: Stephen Blumenthal Title: President Address: 150 N. Radnor-Chester Road, Suite A150 Radnor, PA 19087 Phone: (610) 989-9090 Fax: (610) 989-9092 Email: steve@cmgfunds.net

17.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

18.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER CMG CAPITAL MANAGEMENT GROUP, INC. By: _____/s/________________________ Name: Stephen Blumenthal Title: President	SUBADVISER HOWARD CAPITAL MANAGEMENT, INC. By: _____/s/_______________________ Name: R. Vance Howard Title: President

Appendix B

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this 20th day of October, 2010, by and between CMG CAPITAL MANAGEMENT GROUP, INC. (the "Adviser"), a corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at located at 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087, and AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC (the “Subadviser”), a limited liability corporation registered under the Advisers Act, located at 335 Madison Avenue, Mezz., New York, NY 10017, with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 15th day of December, 2008, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of each Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.

Duties of Subadviser.

(a)

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser shall perform quarterly compliance tests to ensure that each Fund is in compliance with the diversification provisions of Section 817 of the Code and the regulations thereunder.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with the diversification provisions of Section 817 and the regulations thereunder and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser no more than five(5) business days after the end of a calendar quarter if the Subadviser Assets are out of compliance with these diversification requirements.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted

above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the

Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for each Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, the Trust, a Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f)

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s

Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense,

employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Subadviser will co-author a white paper covering the investment strategy of each Fund.  The co-authored white paper will be completed at a mutually agreed upon deadline, and will be updated as needed should the investment strategy of a Fund materially change.

6.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to the amounts described in Exhibit A attached hereto.  Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b)

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

8.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a)

The Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement.

9.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10.

Liability and Indemnification.

(a)

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

11.

Duration and Termination.

(a)

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

12.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

13.

Reference to Adviser and Subadviser.

(a)

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

14.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

(a)

Authorized.  The Adviser or the Trust has authorized such disclosure;

(b)

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

Already Known.  Such information already was known by the party prior to the date hereof;

(e)

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

16.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser: Name: Eric Rubin Title: President Address: 335 Madison Avenue, Mezz. New York, NY 10017 Phone: (866) 410-2006 Fax: (646) 747-3478 Email:	(b) If to the Adviser: Name: Stephen Blumenthal Title: President Address: 150 N. Radnor-Chester Road, Suite A150 Radnor, PA 19087 Phone: (610) 989-9090 Fax: (610) 989-9092 Email: steve@cmgfunds.net

17.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

18.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER CMG CAPITAL MANAGEMENT GROUP, INC. By: /s/ Name: Stephen Blumenthal Title: President	SUBADVISER AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC By: /s/ Name: Title: